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                                                                   EXHIBIT 10.19
                               MEDIBUY.COM, INC.

                           SECOND AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


        THIS SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") made and entered into as of January 7, 2000, by and among MEDIBUY.COM, INC., a Delaware corporation having its principal place of business at 10120 Pacific Heights Boulevard, Suite 100, San Diego, California 92121 (the "Company"), and the investors named on Exhibit A hereto. Each of the investors named on Exhibit A is referred to herein as an "Investor" and they are collectively referred to as the "Investors."

        WHEREAS, the Company entered into an Amended and Restated Investors' Rights Agreement dated as of June 11, 1999, with certain purchasers of its Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, subsequently amended the agreement to include certain purchasers of Series E Preferred Stock as of December 30, 1999 (collectively, the "Prior Agreement"); and

        WHEREAS, in connection with the Company's issuance and sale of additional shares of its Series E Preferred Stock under a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), the parties hereto desire to amend and restate the Prior Agreement to include the additional purchasers of the Series E Preferred Stock and to amend and restate certain other terms of the agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the Investors who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

1.      DEFINITIONS

        1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

               (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (b) "Common Shares" means shares of the Common Stock of the Company.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

               (d) "Form S-3" means such form under the Securities Act, as amended, as in effect on the date hereof or any successor registration form under the Securities Act subsequently



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adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (e) "Holder" shall mean an Investor (to the extent that the Investor holds Registrable Securities), and any other holder of Registrable Securities that have not been sold to the public or sold pursuant to Rule 144 to whom the registration rights conferred by this Agreement have been transferred by Holder in accordance with Section 2.11 hereof.

               (f) "Indemnified Party" and "Indemnifying Party" shall have the meanings ascribed hereto in Section 2.7(c) hereof.

               (g) "Initial Public Offering" shall mean the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act, with gross proceeds (before underwriting discounts, commissions and fees) to the Company of at least $15,000,000.

               (h) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than thirty percent (30%) of the outstanding Registrable Securities.

               (i) "Investors" shall have the meaning set forth in the preamble of this Agreement.

               (j) "Other Stockholders" shall mean any holder of Common Shares having registration rights pursuant to an agreement other than this Agreement.

               (k) "Purchase Agreement" shall have the meaning set forth in the recitals of this Agreement.

               (l) "Registrable Securities" shall mean (i) Common Shares issued or issuable by the Company to a Holder upon conversion of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, and (ii) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of shares described in clause (i) of this subsection; provided, however, that Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public and shall not include any Registrable Securities sold by a person in a transaction in which rights under Section 2 are not assigned in accordance with this Agreement.

               (m) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               (n) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits



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incident to or required by any such registration (and shall include reasonable fees and expenses of one counsel for all selling stockholders), but shall not include Selling Expenses .

               (o) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

               (p) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

               (q) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

               (r) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Common Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

               (s) "Significant Holder" shall have the meaning given in Section 3.2(a) hereof.

2.      RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS

        2.1    RESTRICTIONS ON TRANSFER

               (a) Each Holder agrees not to make any disposition of all or any portion of the Holder's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Registrable Securities unless and until:

                    (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, unless such transfer was made pursuant to Rule 144,
(B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances; or

                    (iii) Such shares are eligible for sale under Rule 144 under the Securities Act.



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                    (iv) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners, to the estates thereof or a trust for the benefit thereof (including a liquidation trust), (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

               (b) All certificates representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend and upon submission of surrendering certificates and representations by the holder acceptable to the Company's legal counsel.

               (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal and upon submission of surrendering certificates and representations by the holder acceptable to the Company's legal counsel.

        2.2    DEMAND REGISTRATION.

               (a) REQUEST FOR REGISTRATION. If the Company shall receive at any time after the earlier of (i) June 11, 2002 or (ii) six (6) months after the effective date of the Company's Initial Public Offering, written demand from the Initiating Holders that the Company effect a registration with respect to all or a part of the Registrable Securities, the Company shall:

                    (i) within twenty (20) days after the receipt of such request, give written notice of the proposed registration to all other Holders; and

                    (ii) as soon as practicable after receipt of such demand, use its best efforts to effect the registration (including, without limitation, filing post-effective amendments,



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appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) of such Registrable Securities as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after the Company's written notice described in paragraph (i) above is mailed or delivered.

        The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.2:

        (A) After the Company has initiated two such registrations pursuant to this Section 2.2(a) (counting for these purposes only registrations which have been declared or ordered effective); provided, however, that any registration pursuant to this Section 2.2 in which the Company registers its Common Stock and in which the Holders participating in the registration are subject to a full market limitation and entirely excluded from the registration, shall not be counted as a registration for purposes of this Section 2.2(a);

        (B) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company initiated registration (other than registrations on form S-4, S-8 or successor forms); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, further, that the Company shall not be entitled to utilize this clause (B) more than once in any 12-month period nor more than twice in the aggregate and the Company shall not be entitled to use any combination of this clause and Section 2.2(b) to delay any registration for more than 6 months in any 12-month period;

        (C) If the Initiating Holders propose to dispose of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.5 hereof; or

        (D) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld) or the Company and the Initiating Holders are unable to obtain the commitment of such underwriter to firmly underwrite such offering.

               (b) DEFERRAL BY COMPANY. Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by either the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously



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detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (B) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any 12-month period nor more than twice in the aggregate and the Company shall not be entitled to use any combination of this Section 2.2(b) and clause 2.2(a)(ii)(B) to delay any registration for more than 6 months in any 12-month period.

        The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.2(d) hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the shares being sold for the account of the Company are included in an underwriting and such shares are not limited by the representative of the underwriters, then the registration shall not be counted as a registration pursuant to this Section 2.2 for purposes of clause (C) above.

               (c) UNDERWRITING. The right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwritings all or a part of the Registrable Securities he holds.

               (d) PROCEDURE. If the Company shall request inclusion in any registration pursuant to Section 2.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on the acceptance of and compliance with the further applicable provisions of this Agreement by the Company and such other persons. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as follows: (i) if the registration is the Company's Initial Public Offering, the Company may limit, to the extent so advised by the managing underwriter(s), the amount of securities (including Registrable Securities) to be included in the registration by the Company's stockholders (including the Holders), or may exclude, to the extent so advised by the underwriter(s), such Registrable Securities entirely from the registration; (ii) if such registration follows the Initial Public Offering and sale of the Company's securities to the general public, the Company may limit, to the extent so advised by the managing underwriter(s), the amount of securities to be included in the registration by the Company's stockholders (including the Holders); provided, however, that the aggregate value of Registrable Securities to be included in such registration by the Holders may not be so reduced to less than seventy percent (70%) of the total value of all



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securities included in such registration. In the case of either clause (i) or clause (ii) to above, the number of Registrable Securities to be included in the registration shall not be reduced until all shares of other stockholders of the Company have been excluded from the registration. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration. If a person who has requested inclusion in such registration as provided herein does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If any securities are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.2(d), then the Company shall offer to all Holders who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of securities so withdrawn, with such Registrable Securities to be allocated among such Holders requesting additional inclusion in accordance with the provisions set forth in this paragraph.

        2.3    COMPANY REGISTRATION.

               (a) PIGGYBACK RIGHTS. If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to this Agreement), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (or its successor rule under the Securities Act) transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                    (i) at least thirty (30) days prior to filing any such registration statement under the Securities Act, give to each Holder written notice thereof; and

                    (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and except as set forth in Section 2.3(b) below) in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary



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form for offerings of the type proposed with the representative of the underwriter or underwriters selected by the Company.

               (c) PROCEDURES. Notwithstanding any other provision of this
Section 2.3, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation on the number of Common Shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated (i) first, to the Company; (ii) second, to the Holders and the holders of similar piggyback registration rights outstanding as of the date of this Agreement on a pro rata basis based on the total number of Registrable Securities and other shares of Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock proposed to be included in the registration by the Holders and such other stockholders; and (iii) third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that the aggregate value of the securities to be included in the registration by stockholders under clause (ii) above shall not be reduced to less than thirty percent (30%) of the total value of all securities included in the registration. The Company shall advise all holders of securities requesting registration of the number of securities that are entitled to be included in the registration pursuant to the preceding sentence. If any Holder does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If securities are so withdrawn from the registration or if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with the allocation provisions of this paragraph.

        2.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3 and 2.5 hereof, and reasonable fees of a single firm of counsel for the selling stockholders for each registration, shall be borne by the Company (but excluding underwriter(s) and banker's discounts and commissions); provided, however, that unless the Holders bear the registration expenses for any registration proceeding begun pursuant to Section 2.2 and subsequently withdrawn by the Holders registering Common Shares therein, such registration proceeding shall be counted as a requested registration pursuant to
Section 2.2 hereof for all Holders, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.2 and have withdrawn their request for registration with reasonable promptness after learning of such material adverse information, in which event such registration shall not be treated as a counted registration for purposes of Section 2.2 hereof, even though the Holders do not bear the registration expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of Common Shares so registered on their behalf.



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        2.5    REGISTRATION ON FORM S-3.

               (a) After closing its Initial Public Offering, the Company shall use its best efforts to qualify for the use of Form S-3 to register its shares or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3 to register its shares, in addition to the rights contained in the foregoing provisions of this Section 2, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders requesting such registration propose to sell Registrable Securities in the registration at an aggregate price to the public of less than $2,000,000, or
(ii) in the event that the Company shall furnish the certification described in
Section 2.2(b)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, the Company has effected one (1) such registration in such period or (iv) it is to be effected more than three (3) years after the Initial Public Offering or (v) in any particular jurisdiction in which the Company would be required to do business or execute a general consent to service of process in effecting such registration, qualification or compliance or (vi) Form S-3 is not available for such offering.

               (b) If a request complying with the requirements of Section 2.5(a) hereof is delivered to the Company, the provisions of Sections 2.2(a)(i) and (ii) and hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 2.2(c) and 2.2(d) hereof shall apply to such registration.

               (c) Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2.

        2.6 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

               (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Shares (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, up to an additional 180 days, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section l0(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in



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(x) and (y) above to be contained in periodic reports filed pursuant to Section
13 or 15(d) of the Exchange Act in the registration statement;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.2 hereof, the Company and the Holders registering Registrable Securities will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Shares, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.



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        2.7    INDEMNIFICATION.

               (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter (as defined in the Securities Act) for such Holder, if any, and each person who controls within the meaning of Section 15 of the Securities Act any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, proceeding, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder, officer, director, partner, underwriter for such Holder, or controlling person of such Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

               (b) To the extent permitted by law, each Holder, severally and not jointly, will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation, by the Company of the Securities Act or Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such



                                      11.

registration, qualification, or compliance, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, proceeding, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document or such other alleged violation by the Company of the Securities Act or Exchange Act is committed in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that the obligations of a Holder hereunder shall be limited to the net proceeds to such Holder from the sale of such securities.

               (c) Each party entitled to indemnification under this Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, provided that such expense shall be borne by the Indemnifying Party if representation of the Indemnified Party by counsel to the Indemnifying Party would be inappropriate due to any actual or potential conflicts. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 2 to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent,



                                      12.

knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Holder shall be required to contribute any amount under this Section 2.7(d) in excess of the net proceeds to such Holder of all sales of Registrable Securities under the registration in question.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The foregoing indemnity agreements of the Company and each Holder are subject to the condition that, insofar as they relate to any untrue statement of a material fact or an omission of a material fact made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished by the indemnified person to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (g) The obligations of the Company and the Holder under this
Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of registration rights under this Agreement.

        2.8 INFORMATION BY HOLDER. It is a condition precedent to the Company's obligations under Sections 2.2, 2.3 and 2.5 that each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

        2.9 LIMITATIONS ON REGISTRATION OF ISSUES OF SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding at least 66 2/3% in interest of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights which are senior to or on parity with those granted to the Holders hereunder.

        2.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Shares, the Company agrees to use its best efforts to:

               (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;



                                      13.

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

               (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

        2.11 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 2 may be transferred or assigned by a Holder only to (i) with respect to the transfer of Registrable Securities issued or issuable upon conversion of Series B Preferred Stock, a transferee or assignee of Registrable Securities which constitute not less than 5% of the voting stock of the Company, on a fully diluted basis, (ii) with respect to the transfer of Registrable Securities issued or issuable upon conversion of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, a transferee or assignee of Registrable Securities or of such Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock with at least $250,000 in value based upon the fair market value of such shares on the date of transfer; provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further, that the transferee or assignee of such rights assumes in writing prior to such transfer or assignment, the obligations of such Holder under this Section 2; and provided, further, that such Holder may transfer such rights without satisfying the thresholds established above, but otherwise giving written notice and agreeing in writing to assume the obligations of a Holder under this section, to any parent, subsidiary, general partner, limited partner, retired partner, member, retired member or a liquidating trust for such Holder (or any person or entity in a substantially similar capacity with respect to a Holder organized under the laws of a foreign jurisdiction).

        2.12 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Shares (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Common Shares (or other securities) of the Company then owned by such Holder (other than those included in the registration) during the one hundred eighty (180) day period (or such lessor period as is permitted by the underwriter) following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

               (a) such agreement shall only apply to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering; and



                                      14.

               (b) all officers and directors of the Company then holding securities of the Company are bound by and have entered into similar agreements.

        The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the above covenant, the Company shall have the right to place restrictive legends on the certificates representing the Common Shares subject to this Section 2.12 and to impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty
(180) day period.

        2.13 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

        2.14 TERMINATION OF REGISTRATION RIGHTS. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.2,
2.3 or 2.5 shall terminate and be of no further force and effect upon the earlier of (i) five (5) years after the date of the closing of the Company's Initial Public Offering or (ii) Common Shares issuable upon conversion of all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

3.      FINANCIAL INFORMATION

        3.1 BASIC FINANCIAL INFORMATION. The Company hereby covenants and agrees that upon request of a Holder, it will furnish the following reports to such
Holder:

               (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year (if any), all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

               (b) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), and in lieu of the financial information required pursuant to Sections 3.1(a) and (b), copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.

        3.2    ADDITIONAL INFORMATION AND RIGHTS.

               (a) The Company will permit any Holder, so long as such Holder (or its representative) owns at least 4% of the voting stock of the Company, on a fully diluted basis (adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) and



                                      15.

to each Holder which represents that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101, who requests them (any such holder of 4% of voting stock or venture capital operating company shall be referred to as a "Significant Holder") (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

               (b) The Company will deliver the reports described below in this
Section 3.2 to each Significant Holder:

                    (i) As soon as practical after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month and fiscal quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, for each month and fiscal quarter, and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors.

                    (ii) Annually (but in any event at least thirty (30) days prior to the commencement of each fiscal year of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include a projection of income and a projected cash flow statement for such fiscal year and a projected balance sheet as of the end of such fiscal year. Any material changes in such business plan shall be submitted as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

                    (iii) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such person may from time to time reasonably request.

                    (iv) Within 30 days of receipt by the Company, a copy of the annual management review letter of the Company's independent public accountants.

                    (v) As soon as practicable after transmission or occurrence and in any event within ten days thereof, copies of any reports or communications delivered to any class of the Company's security holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Securities and Exchange Commission or the National Association of Securities Dealers, Inc.

               (c) The provisions of Section 3.1 and this Section 3.2 shall not be in limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts, under the laws of the jurisdiction in which it is incorporated.



                                      16.

               (d) Anything in Section 3 to the contrary notwithstanding, no Holder or Significant Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Significant Holder hereby agrees to hold in confidence and trust and not to disclose any confidential information provided pursuant to this Section 3.2 and to use such confidential information only in connection with its rights hereunder. The Company shall not be required to comply with this Section 3.2 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or greater than 10% stockholder of a competitor. In addition, the Company shall not be required to comply with this Section 3.2 in respect of any information the disclosure of which would jeopardize any evidentiary privilege available under federal, state or local law, as determined by the Company's counsel.

               (e) Each Holder who represents to the Company that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101 shall in addition have the right to consult with and advise the officers of the Company as to the management of the Company (in addition to any other consultation rights such Holder may have under any other agreement with the Company).

               (f) The rights granted under Sections 3.1 and 3.2 shall expire upon the earliest to occur of (i) the closing of the Initial Public Offering or
(ii) (A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

               (g) The rights granted under this Section 3.2 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 4% of the voting stock of the Company, on a fully diluted basis, provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further, that the transferee or assignee of such rights assumes in writing, prior to such transfer or assignment, the obligations of such Holder under this Section 3.2; and provided, further, that such Holder may transfer such rights without satisfying the thresholds established above, but otherwise giving written notice and agreeing in writing to assume the obligations of a Holder under this section, to any parent, subsidiary, general partner, limited partner, retired partner, member, retired member or a liquidating trust for such Holder.

4.      RIGHT OF FIRST REFUSAL

        4.1 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Holder who owns any Common Shares or any Common Shares issuable or to be issued upon conversion of other securities of the Company held by such Holder, the right of first refusal to purchase a pro rata share of Equity Securities (as defined in this Section 4) which the Company may, from time to time, propose to sell and issue. A Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of Common Shares owned by such Holder immediately prior to the issuance of Equity Securities, assuming full conversion of the Preferred Stock of the



                                      17.

Company held by such Holder, to the total number of Common Shares outstanding immediately prior to the issuance of Equity Securities, assuming full conversion of the outstanding Preferred Stock of the Company, including those held by such Holder. This right of first refusal shall be subject to the following provisions:

               (a) "Equity Securities" shall mean any capital stock (including Common Shares and/or any preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "Equity Securities" does not include the following:

                    (i) Common Shares (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                    (ii) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement including, without limitation, stock issuable pursuant to the Purchase Agreement, and options and warrants outstanding as of the date of this Agreement;

                    (iii) up to one million eight hundred nineteen thousand six hundred eighty six (1,819,686) shares of Series D Preferred Stock pursuant to the Company's Call Option Agreement dated as of June 11, 1999 (the Company hereby represents that all of such shares have been issued pursuant to such Call Option Agreement);

                    (iv) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

                    (v) Common Shares issued in connection with any stock split, stock dividend or recapitalization by the Company;

                    (vi) Common Shares issued upon conversion of Preferred Stock of the Company;

                    (vii) any Equity Securities issued pursuant to any equipment leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors;

                    (viii) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

                    (ix) Common Shares or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including
(i) joint ventures, manufacturing, marketing or distribution arrangements or
(ii) technology transfer or



                                      18.

development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

               (b) In the event the Company proposes to undertake an issuance of Equity Securities, it shall give each Holder written notice of its intention, describing the type of Equity Securities, and the price and the general terms upon which the Company proposes to issue the same. Each Holder shall have ten
(10) days after any such notice is given to agree to purchase such Holder's pro rata share of such Equity Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased.

               (c) In the event the Holders fail to exercise fully the right of first refusal within such ten (10) day period and after the expiration of the five-day period for the exercise of the over-allotment provisions of this
Section 4, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of Equity Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of such agreement) to sell the Equity Securities respecting which the Holders' right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Holders pursuant to Section 4.1(b). In the event the Company has not sold within such 120-day period or entered into an agreement to sell the Equity Securities in accordance with the foregoing within one hundred twenty (120) days from the date of such agreement, the Company shall not thereafter issue or sell any Equity Securities, without first again offering such securities to the Holders in the manner provided in Section 4.1(b) above.

               (d) The rights granted under Section 4 of this Agreement shall expire upon the earliest of, and shall not be applicable to (i) the closing of the Initial Public Offering, (ii) seven (7) years from the date of this Agreement, and (iii) (A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

               (e) The right of first refusal set forth in this Section 4 may be assigned or transferred by any Holder only to a transferee or assignee of not less than 4% of the voting stock of the Company, on a fully diluted basis, provided that the Company is given written notice prior to the time of such transfer or assignment, stating the name and address of the transferee or assignee identifying the securities with respect to which rights of first refusal are being transferred or assigned; provided further that the transferee or assignee of such rights assumes, in writing, prior to such transfer or assignment, the obligation of such Holder under Section 4; and provided, further, that such Holder may transfer such rights without satisfying the thresholds established above, but otherwise giving written notice and agreeing in writing to assume the obligations of a Holder under this section, to any parent, subsidiary, general partner, limited partner, retired partner, member, retired member or a liquidating trust for such Holder.



                                      19.

5.      MISCELLANEOUS

        5.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

        5.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        5.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements with respect to the subjects hereof except as specifically set forth herein.

        5.4    AMENDMENT AND WAIVER.

               (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Holders in interest of at least 66 2/3% of the Registrable Securities; provided, however, that so long as Investors who hold Series B Preferred Stock hold shares of Series B Preferred Stock convertible into at least 900,000 shares of Common Stock (as adjusted for stock splits, combinations, stock distributions, share combinations and stock dividends), the written consent of Investors holding at least a majority in interest of such Series B Preferred Stock shall be required for any amendment which would have affect on their rights as Investors in a manner that is different than the effect of such amendment on other Investors' rights generally.

               (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived as to all Holders only with the written consent of the Holders in interest of at least 66 2/3% of the Registrable Securities; provided, however, that so long as Investors who hold Series B Preferred Stock hold shares of Series B Preferred Stock convertible into at least 900,000 shares of Common Stock (as adjusted for stock splits, combinations, stock distributions, share combinations and stock dividends), the written consent of Investors holding at least a majority in interest of such Series B Preferred Stock shall be required for any waiver which would have affect on their rights as Investors in a manner that is different than the effect of such waiver on other Investors' rights generally.

               (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Series D Preferred Stock (not to exceed an aggregate of 4,135 shares) as "Investors," "Holders" and parties hereto. In



                                      20.

addition, this Agreement may be amended by the Company to include holders of the Company's Series A Preferred Stock pursuant to Section 5.18.

        5.5 NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five (5) days (or with respect to notice to any party whose address of record with the Company is located outside of the United States, ten (10) days) after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day (or with respect to notice to any party whose address of record with the Company is located outside of the United States, four (4) business days) after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth in the first introductory paragraph of this Agreement and to Holder at the address set forth on Exhibit A attached hereto or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

        5.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

        5.7 RIGHTS. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders.

        5.8 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of any party's obligations hereunder; provided, however, that no obligation shall exist with regard to (i) information that is generally known or publicly available at the date hereof and
(ii) information that becomes generally known or publicly available through no action or inaction of the party. The provisions of this Section 5.8 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

        5.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.



                                      21.

        5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        5.11 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        5.12 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

        5.13 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        5.14 ADJUSTMENT FOR STOCK SPLITS, ETC. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

        5.15 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        5.16 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

        5.17 PREVIOUS WAIVERS OF RIGHT OF FIRST REFUSAL. The parties acknowledge that certain Investors previously waived certain rights of first refusal under the Prior Agreement in connection with the Company's issuance of Series C, Series D and Series E Preferred Stock. The parties acknowledge that the effect or validity of those waivers is in no way modified or affected by this Agreement.

        5.18 SERIES A PREFERRED STOCK REGISTRATION RIGHTS. The Company shall use commercially reasonable efforts to cause the holders of its Series A Preferred Stock to become parties to this Agreement only with respect to the provisions of Sections 2.3 and 2.5 (and all related supplemental and restrictive provisions of Section 2) or other terms in a form acceptable to legal counsel for the Investors, which provisions shall amend and supercede the registration rights provisions of those certain subscription agreements between the Series A Preferred Stockholders and the Company.



                                      22.

        IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT effective as of the day and year first above written.

                                       MEDIBUY.COM, INC.


                                       By: /s/ DENNIS J. MURPHY
                                          -------------------------------------
                                       Name: Dennis J. Murphy
                                            -----------------------------------
                                       Title: President & CEO
                                            -----------------------------------

                                       RIDGEWOOD MEDIBUY, LLC


                                       By: /s/ ROBERT GOLD
                                          -------------------------------------
                                       Name: Robert Gold
                                            -----------------------------------
                                       Title: President
                                            -----------------------------------

                                       ACORN TECHNOLOGY FUND, L.P.


                                       By: /s/ JOHN B. TORKELSON
                                          -------------------------------------
                                       Name: John B. Torkelson
                                            -----------------------------------
                                       Title: Manager
                                            -----------------------------------


                                       OAK INVESTMENT PARTNERS VIII, L.P.


                                       By: /s/ ANN H. LAMONT
                                          -------------------------------------
                                       Name: Ann H. LaMont
                                            -----------------------------------
                                       Title: Managing Member of Oak Associates
                                              VIII, LLC, The General Partner of
                                              Oak Investment Partners VIII
                                              Limited Partnership
                                            -----------------------------------

                                       OAK VIII AFFILIATES FUND, L.P.


                                       By: /s/ ANN H. LAMONT
                                          -------------------------------------
                                       Name: Ann H. LaMont
                                            -----------------------------------
                                       Title: Managing Member of Oak Associates
                                              VIII, LLC, The General Partner of
                                              Oak Investment Partners VIII
                                              Limited Partnership
                                            -----------------------------------

                                       KPCB HOLDINGS, INC. AS NOMINEE


                                       By: /s/ BROOK BUYERS
                                          -------------------------------------
                                       Name: Brook Buyers
                                            -----------------------------------
                                       Title: Vice President
                                            -----------------------------------


                               EXECUTION PAGE TO
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          SEQUOIA CAPITAL VIII
                                          SEQUOIA INTERNATIONAL TECHNOLOGY
                                          PARTNERS VIII
                                          SEQUOIA INTERNATIONAL TECHNOLOGY
                                          PARTNERS VIII(Q)

                                          By:  SC VIII MANAGEMENT, LLC
                                               a California limited liability
                                               company its General Partner


                                          By: /s/ Mark Stevens
                                              --------------------------------
                                              Managing Member


                                          CMS PARTNERS LLC
                                          SEQUOIA 1997

                                          By: /s/ Mark Stevens
                                              --------------------------------


                                          STANFORD UNIVERSITY


                                          By: /s/ Carol Gilmer
                                              --------------------------------
                                              Carol Gilmer
                                              Gift Administrator, Stanford
                                              Management Co. On behalf of the
                                              Board of Trustees of the Leland
                                              Stanford Junior University

                                                   /s/ John Stevens
                                          ------------------------------------
                                                       JOHN STEVENS


                                          EPARTNERS,
                                          a Delaware general partnership

                                          BY NEWS AMERICA INCORPORATED,
                                          its general partner

                                          By: /s/ Lawrence A. Jacobs
                                              --------------------------------
                                          Name: Lawrence A. Jacobs
                                                ------------------------------
                                          Title: Senior Vice President
                                                 -----------------------------


                                          DLJ PRIVATE EQUITY PARTNERS FUND, L.P.

                                          By: WSW Capital, Inc.
                                              --------------------------------
                                          By: /s/ Ivy Dodes
                                              --------------------------------
                                          Name: Ivy Dodes
                                                ------------------------------
                                          Title: Vice President
                                                 -----------------------------

                               EXECUTION PAGE TO
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       DLJ FUND INVESTMENT PARTNERS II, L.P.


                                       By: DLJ LBO Plans Management
                                           Corporation

                                       By: /s/ IVY DODES
                                           --------------------------------
                                       Name: Ivy Dodes
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                                       DLJ CAPITAL CORPORATION


                                       By: /s/ IVY DODES
                                           --------------------------------
                                       Name: Ivy Dodes
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                                       DLJ ESC II L.P.


                                       By: DLJ LBO Plans Management
                                           Corporation

                                       By: /s/ IVY DODES
                                           --------------------------------
                                       Name: Ivy Dodes
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                                       DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.

                                       By: DLJ LBO Plans Management
                                           Corporation


                                       By: /s/ IVY DODES
                                           --------------------------------
                                       Name: Ivy Dodes
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                                       GOLDMAN SACHS GROUP, INC.


                                       By: /s/ JOSEPH GLEBERMAN
                                           --------------------------------
                                       Name: Joseph Gleberman
                                             ------------------------------
                                       Title: Vice President
                                              -----------------------------


                               EXECUTION PAGE TO
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    TAILWIND CAPITAL PARTNERS, L.P.

                                    By: Thomas Weisel Capital Partners, LLC
                                        General Partner

                                    By: /s/ DAVID BAYLOR
                                       ---------------------------------
                                    Name:  David Baylor
                                          ------------------------------
                                    Title: General Counsel
                                          ------------------------------


                                    TWP MEDIBUY INVESTORS


                                    By: /s/ DAVID BAYLOR
                                       ---------------------------------
                                    Name:  David Baylor
                                          ------------------------------
                                    Title: General Partner
                                          ------------------------------

                                   ALLIANZ CAPITAL PARTNERS GMBH

                                   By: /s/ THOMAS PEUTTER /s/ M. ARNOLD
                                      ---------------------------------
                                   Name:  Thomas Putter/M. Arnold
                                         ------------------------------
                                   Title: CEO/Senior Financial Manager
                                         ------------------------------

                                          /s/  Jochen Noelke
                                          -----------------------------
                                               JOCHEN NOELKE


                                    MERITECH CAPITAL PARTNERS L.P.


                                    By: Meritech Capital Associates
                                        L.L.C.
                                        Its General Partner


                                    By: Meritech Management Associates
                                        L.L.C.
                                        a managing member


                                    By: /s/ PAUL S. MADERA
                                       ---------------------------------
                                       Paul S. Madera, a managing member


                               EXECUTION PAGE TO
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    MERITECH CAPITAL AFFILIATES L.P.


                                    By:  Meritech Capital Associates L.L.C.
                                         Its General Partner


                                    By:  Meritech Management Associates L.L.C.
                                               a managing member


                                    By: /s/ PAUL S. MADERA
                                        --------------------------------
                                       Paul S. Madera, a managing member



                               EXECUTION PAGE TO
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT A

                                    INVESTORS


ACORN TECHNOLOGY FUND, L.P.
        5 Vaughn Drive
        Princeton, NJ 08540

OAK INVESTMENT PARTNERS VIII, L.P.
OAK VIII AFFILIATES FUND, L.P.
        1 Gorham Island
        Westport, CT 06880
        Attn: Ann Lamont

RIDGEWOOD MEDIBUY, LLC
        Ridgewood Commons
        947 Linwood Avenue
        Ridgewood, NJ 07450

JOHN STEVENS
        1107 Cowper Street
        Palo Alto, CA 94301

SEQUOIA CAPITAL VIII
SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII
SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII(Q)
CMS PARTNERS LLC
SEQUOIA 1997
        3000 Sand Hill Road, Bldg. 4, Suite 280
        Menlo Park, CA 94025
        Attn: Mark Stevens

KPCB HOLDINGS, INC., AS NOMINEE
        2750 Sand Hill Road
        Menlo Park, CA  94025

STANFORD UNIVERSITY
        c/o Stanford Management Company
        2770 Sand Hill Road
        Menlo Park, CA 94025
        Attn: Carol Gilmer

EPARTNERS
Address:________________________________
________________________________________

GOLDMAN SACHS GROUP, INC.
Address:________________________________
________________________________________

DLJ FUND INVESTMENT PARTNERS II, L.P.
DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
DLJ PRIVATE EQUITY PARTNERS FUND, L.P.
DLJ ESC II L.P.
DLJ CAPITAL CORPORATION
Address:________________________________
________________________________________

TAILWIND CAPITAL PARTNERS, L.P.
TWP MEDIBUY INVESTORS
Address:________________________________
________________________________________

GC&H INVESTMENTS
Address:   One Maritime Plaza, 20th Floor, San Francisco, CA  94111-3580

MERITECH CAPITAL PARTNERS L.P.
MERITECH CAPITAL AFFILIATES L.P.
Address:

ALLIANZ CAPITAL PARTNERS GMBH
Address:   Theresienstrase 1-5, 80333 Munich, Germany
Fax No.: 4989 38 0075 86

JOCHEN NOELKE
Address:   Kimming 22, 25348 Glueckstadt, Germany
Tel. No.: 4941 24 97127